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                                                                    Exhibit 23.3

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 20, 1998, in the Registration Statement on Form S-4 and related Prospectus of Choctaw Resort Development Enterprise for the registration of $200,000,000 of its 91/4% Senior Notes due 2009.


                                                /s/ Ernst & Young LLP


Jackson, Mississippi
June 14, 2001